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                                                                    EXHIBIT 10.6

                             FMC TECHNOLOGIES, INC.
                        DEFINED BENEFIT RETIREMENT TRUST

         THIS AGREEMENT, effective as of the 1st day of November, 2001, ("Effective Date") is made between FMC TECHNOLOGIES, INC., a Delaware corporation, herein referred to as the "Company", and THE NORTHERN TRUST COMPANY, an Illinois corporation, of Chicago, Illinois, as Trustee, and the FMC TECHNOLOGIES, INC. DEFINED BENEFIT RETIREMENT TRUST is hereby established as the funding medium for the FMC Technologies, Inc. Employees' Retirement Program, hereinafter referred to as the "Plan", and under which the Trustee is accepting appointment as trustee. The Plan was established on May 1, 2001 with the FMC Corporation Defined Benefit Retirement Trust ("FMC Trust") as the funding medium for the Plan, and the FMC Trust continued to be the funding medium for the Plan until the Effective Date of this Agreement.

         The Company has appointed the Employee Welfare Benefit Plans Committee, hereinafter referred to as the "Committee", as the Plan fiduciary which has the responsibility for administering the Plan. The Committee has appointed the Pension Investment Subcommittee of the Committee as the Plan fiduciary which has the responsibility for Plan investments.

         The Trust Fund shall consist of all assets held by the Trustee as of the date of this Agreement, all investments and reinvestments thereof and all additions thereto by way of contributions, earnings and increments; is intended to constitute a qualified trust as defined under Section 401(a) of the Code and is entitled to tax exemption under Section 501(a) of the Code; shall at all times be maintained as a domestic trust in the United States; and shall be held upon the following terms:

                            ARTICLE ONE: DEFINITIONS

         For the purposes of this Agreement:

         1.1 "Beneficiary" means a person designated to receive a benefit under the Plan after the death of a Participant;

         1.2 "Code" means the Internal Revenue Code of 1986, as in effect from time to time, and the regulations issued thereunder;

         1.3 "Committee" means the Employee Welfare Benefit Plans Committee as constituted from time to time which has the responsibility for administering the Plan and shall be deemed for purposes of ERISA to be the Plan administrator and the named fiduciary for Plan administration or any designee thereof authorized to act on behalf of the Committee;

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     1.4 "Company" means FMC Technologies, Inc. and any successor to it;

     1.5 "Company Stock" means common stock of the Company;

     1.6 "Company Stock Account" means a Separate Account subject to the investment responsibility of the Committee as set forth in Section 5.5 hereof;

     1.7 "Custodial Agent" means one or more persons or entities designated by the Investment Subcommittee to maintain custody of assets of a Separate Investment Account pursuant to Section 3.1(c);

     1.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and the regulations issued thereunder;

     1.9 "Investment Adviser" means an Investment Manager or an Investment Trustee to whom the Investment Subcommittee has delegated investment responsibility for a Separate Account or the Investment Committee with respect to any assets of the Trust Fund for which the Investment Committee has investment responsibility;

     1.10 "Investment Subcommittee" means the Pension Investment Subcommittee of the Committee as constituted from time to time which has the responsibility for allocating the assets of the Trust Fund among the Separate Accounts and any Trustee Investment Account, for monitoring the diversification of the investments of the Trust Fund, for determining the propriety of investment of the Trust Fund in foreign securities and of maintaining the custody of foreign investments abroad, for assuring that the Plan does not violate any provisions of ERISA limiting the acquisition or holding of "employer securities" or "employer real property" and for the appointment and removal of Investment Advisers and shall be deemed for purposes of ERISA to be the named fiduciary for Plan investments;

     1.11 "Investment Manager" means an investment manager as defined in Section 3(38) of ERISA, which is appointed by the Investment Subcommittee to manage a Separate Investment Account; but the Trustee shall have no responsibility to determine whether a person or entity acting as an Investment Manager meets or continues to meet this definition;

     1.12 "Investment Trustee" means the trustee appointed by the Investment Subcommittee to manage a Separate Investment Trust Account;

     1.13 "Participant" means a person who is a current, retired or former employee and who has rights in the Plan;

     1.14 "Plan" means the FMC Technologies, Inc. Employees' Retirement Program;

     1.15 "Separate Account" means a Separate Investment Account, a Separate Investment Trust Account or a Separate Insurance Contract Account;

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         1.16  "Separate Insurance Contract Account" means assets of the Trust
Fund allocated by the Investment Subcommittee to an account of the Trust for investment in insurance contracts directed by the Investment Subcommittee;

         1.17 "Separate Investment Account" means assets of the Trust Fund allocated by the Investment Subcommittee to an account of the Trust which is to be managed by an Investment Manager or the Investment Subcommittee;

         1.18 "Separate Investment Trust Account" means assets of the Trust Fund allocated by the Investment Subcommittee to a Separate Account to be managed by an Investment Trustee;

         1.19  "Subsidiary" means a subsidiary or affiliate of the Company;

         1.20 "Subtrust" means assets of a Separate Investment Account which are held by a Subtrustee pursuant to an agreement which the Investment Subcommittee has approved and directed the Trustee to enter into;

         1.21 "Subtrustee" means the trustee appointed by the Investment Subcommittee to act as trustee of a Subtrust;

         1.22 "Trust" means the qualified defined benefit retirement trust evidenced hereby, as amended from time to time;

         1.23  "Trust Fund" means all assets subject to this Agreement;

         1.24 "Trustee" means The Northern Trust Company and any successor to it as trustee or trustees of the Trust Fund under this Agreement; and

         1.25 "Trustee Investment Account" means assets of the Trust Fund allocated by the Investment Subcommittee to an account of the Trust to be managed by the Trustee with the written consent of the Trustee.

                           ARTICLE TWO: DISTRIBUTIONS

         2.1 The Trustee shall make distributions from the Trust Fund to such persons, in such amounts, at such times and in such manner as the Committee or its designee shall from time to time direct pursuant to the service description furnished by the Trustee to the Committee from time to time. The Trustee shall have no responsibility to ascertain whether any direction received by the Trustee from the Committee or its designee in accordance with the preceding sentence is proper and in compliance with the terms of the Plan or to see to the application of any distribution. The Trustee shall not be liable for any distribution made in accordance with any direction from the Committee or its designee in accordance with the first sentence hereof and in good faith without actual notice or knowledge of the changed condition

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or status of any recipient. If any distribution made by the Trustee is returned unclaimed, the Trustee shall notify the Committee or its designee and shall dispose of the distribution as the Committee or its designee shall direct. The Trustee shall have no obligation to search for or ascertain the whereabouts of any payee of benefits of the Trust Fund.

         2.2 Notwithstanding the foregoing, the Committee may make distributions from the Trust Fund through a commercial banking account in a federally insured banking institution (including the Trustee) established by the Committee in the name of the Trust for such purpose after written notice to the Trustee that the commercial banking account has been so established. Upon such written notice, the Committee shall have the responsibility to assure that any such commercial banking account is established and maintained in accordance with ERISA and is properly insured. The Trustee shall make such deposits of portions of the Trust Fund to the commercial banking account as the Committee or its designee may from time to time direct. The Trustee shall have no further responsibility for funds held in or disbursed from any such commercial banking account, or to prepare any informational returns for tax purposes as to distributions made therefrom.

                 ARTICLE THREE: SEPARATE ACCOUNTS AND INVESTMENT
                             SUBCOMMITTEE ADVISORS

         3.1 The Trust Fund shall consist of one or more Separate Accounts and, with the Trustee's written consent, one or more Trustee Investment Accounts. All Separate Accounts and any Trustee Investment Accounts shall be established by the Trustee at the direction of the Investment Subcommittee. The Investment Subcommittee shall designate assets of the Trust Fund to be allocated to each Separate Account and each Trustee Investment Account and shall direct the Trustee with respect to any transfer of assets between Separate Accounts or between a Separate Account and a Trustee Investment Account; provided that no asset shall be allocated or transferred to a Trustee Investment Account without the Trustee's written consent. The Investment Subcommittee shall have investment responsibility for any assets of the Trust Fund not otherwise allocated to a Separate Account or Trustee Investment Account, and such assets shall comprise a Separate Investment Account for which the Investment Subcommittee serves as Investment Adviser. The following provisions shall apply to the Separate
Accounts:

         3.2 With respect to each Separate Investment Account, the Investment Subcommittee may appoint an Investment Manager, who shall acknowledge by a writing delivered to the Investment Subcommittee and to the Trustee that it is a fiduciary with respect to the assets allocated thereto, or in the event the Investment Subcommittee does not appoint an Investment Manager, the Investment Subcommittee shall have investment responsibility with respect to such Separate Investment Account. The Trustee shall act with respect to assets allocated to a Separate Investment Account only as directed by the Investment Manager or, in the event that the Investment Subcommittee does not appoint an Investment Manager, the Investment Subcommittee. The Investment Subcommittee may direct that any or all of the assets of a Separate Investment Account be held by a Subtrustee. The Trustee shall have

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custody of and custodial responsibility for all assets of the Trust Fund held in a Separate Investment Account except as otherwise provided in this Agreement or as follows:

               (a) The Subtrustee of a Subtrust shall have custody of and custodial responsibility for any assets of a Separate Investment Account allocated to it by the Investment Subcommittee;

               (b) The trustee of a collective or group trust fund (including without limitation an Investment Manager or its bank affiliate) shall have custody of and custodial responsibility for any assets of a Separate Investment Account invested in such collective or group trust fund; and

               (c) The Investment Subcommittee may direct in writing that the custody of additional assets of a Separate Investment Account (other than those referred to in paragraphs (a) and (b) of this Section 3.2) be maintained with a Custodial Agent. In such event, the Investment Subcommittee shall approve, and direct the Trustee to enter into, a custody agreement with the Custodial Agent (which custody agreement may authorize the Custodial Agent to maintain custody of such assets with one or more subagents, including a broker or dealer registered under the Securities Exchange Act of 1934 or a nominee of such broker or dealer). The Custodial Agent shall have custodial responsibility for any assets maintained with the Custodial Agent or its subagents pursuant to the custody agreement. Notwithstanding any other provision of this Agreement, the Company (which has the authority to do so under the laws of its state of incorporation) agrees to indemnify the Trustee from any liability, loss and expense, including reasonable legal fees and expenses, which the Trustee sustains by reason of acting in accordance with any directions of the Investment Committee pursuant to this paragraph (c). This paragraph shall survive the termination of this Agreement.

         3.3 With respect to each Separate Investment Trust Account, the Trustee and the Investment Trustee thereof shall upon the direction of the Investment Subcommittee execute an investment trust agreement with respect thereto. The Investment Trustee shall have custody of all of the assets of the Separate Investment Trust Account except such assets as the Investment Subcommittee may from time to time determine shall be held in the custody of the Trustee with the Trustee's written consent; the Trustee shall act with respect to any such assets in its custody only as directed by the Investment Trustee.

         3.4 With respect to each Separate Insurance Contract Account, from assets allocated thereto, the Trustee shall purchase or continue in effect such insurance contracts, including annuity contracts and policies of life insurance, as the Investment Subcommittee shall direct, the issuing insurance company may credit those assets to its general account or to one or more of its separate accounts, and the Trustee shall act with respect to those contracts only as directed by the Investment Subcommittee.

         3.5 The Investment Subcommittee shall have investment responsibility for assets held in any Separate Account for which an Investment Manager or Investment Trustee has not

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been retained, has been removed, or is for any reason unwilling or unable to act. With respect to assets or Separate Accounts for which the Investment Subcommittee has investment responsibility, the Trustee, acting only as directed by the Investment Subcommittee, shall enter into such agreements as are necessary to facilitate any investment, including agreements entering into a limited partnership, Subtrust or the participation in real estate funds. The Trustee shall not make any investment review of, or consider the propriety of holding or selling, or vote any assets for which the Investment Subcommittee has investment responsibility.

         3.6 With respect to each Separate Account, the Investment Adviser thereof shall have the investment powers granted to the Trustee by ARTICLE FOUR, as limited by Section 5.1 through Section 5.3 of ARTICLE FIVE, as if all references therein to the Trustee referred to the Investment Adviser.

         3.7 The Investment Subcommittee may also direct the Trustee as fiduciary to lend securities of the Trust Fund held by the Trustee by entering into a written agreement with the Trustee. The terms of the agreement between the Investment Subcommittee and the Trustee shall be consistent with Department of Labor Prohibited Transaction Exemption 81-6 or any successor exemption. The written agreement between the Investment Subcommittee and the Trustee shall direct the Trustee to enter into a loan agreement with a borrower or borrowers. The Trustee shall transfer securities to the borrower and invest or hold on behalf of the Trust Fund the collateral received in exchange for the securities. Notwithstanding anything in this Agreement to the contrary, the borrower shall have the authority and responsibility to vote securities it has borrowed. The Trustee shall maintain a record of the market value of the loaned securities and shall be paid reasonable compensation as agreed to by the Trustee and the Investment Subcommittee.

         3.8 The Investment Subcommittee may direct the Trustee to: (i) enter into such agreements as are necessary to implement investment in futures contracts and options on futures contracts; (ii) transfer initial margin to a futures commission merchant or third party safekeeping bank pursuant to directions from an Investment Adviser and (iii) pay or demand variation margin in accordance with industry practice to or from such futures commission merchant based on daily marking to market calculations. The Trustee shall have no investment or custodial responsibility with respect to assets transferred to a futures commission merchant or third party safekeeping bank.

                         ARTICLE FOUR: POWERS OF TRUSTEE

         Except as otherwise provided in this Agreement, the Trustee shall hold, manage, care for and protect the assets of the Trust Fund and shall have until actual distribution thereof the following powers and, except to the extent inconsistent herewith, those now or hereafter conferred by law:

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         4.1   To retain any asset originally included in the Trust Fund or subsequently added thereto;

         4.2 To invest and reinvest the assets without distinction between income and principal in property of any kind, without restriction, including options, futures contracts, and options on futures contracts.

         4.3 To acquire and hold qualifying employer securities and qualifying employer real property, as such investments are defined in Section 407(d) of ERISA;

         4.4 To deposit any part or all of the assets with the Trustee or its affiliate as trustee, or another person or entity acting as trustee of any collective or group trust fund which is now or hereafter maintained as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code, and to withdraw any part or all of the assets so deposited; any assets deposited with the trustee of a collective or group trust fund shall be held and invested by the trustee thereunder pursuant to all the terms and conditions of the trust agreement or declaration of trust establishing the fund, which are hereby incorporated herein by reference and shall prevail over any contrary provision of this Agreement; provided, however, that the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         4.5 To deposit cash in any depository, including the banking department of the Trustee or its affiliate and any organization acting as a fiduciary with respect to the Trust Fund;

         4.6 To hold any part of the assets in cash without liability for interest as the Trustee deems reasonable or necessary pending investment thereof or the payment of expenses or making of distributions therewith;

         4.7 To cause any asset, real or personal, to be held in a corporate depository or federal book entry account system or registered in the Trustee's name or in the name of a nominee or in such other form as the Trustee deems best without disclosing the trust relationship; provided, however, that the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund;

         4.8 Other than with respect to Company stock, to vote, either in person or by general or limited proxy, or refrain from voting, any corporate securities for any purpose; to exercise or sell any subscription or conversion rights; to consent to and join in or oppose any voting trusts, reorganizations, consolidations, mergers, foreclosures and liquidations and in connection therewith to deposit securities and accept and hold other property received therefor;

         4.9 Subject to Section 5.5 of this Agreement, with respect to Company stock, to vote, either in person or by general or limited proxy, or refrain from voting any Company

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stock for any purpose; to exercise or sell any subscription or conversion rights; to consent to and join in or oppose any voting trusts, reorganizations, consolidations, mergers, foreclosures and liquidations and in connection therewith to deposit securities and accept and hold other property received therefor; to give general or special proxies or powers of attorney with or without the power of substitution; and to generally exercise any of the powers of an owner with respect to such Company stock;

         4.10 At the direction of the Investment Subcommittee, to lease any assets for any period of time though commencing in the future or extending beyond the term of the trust;

         4.11 To borrow money from any lender in order to complete transactions in cases where adequate funds may not otherwise be available to the Trust Fund, and, at the direction or with the consent of the Investment Subcommittee, to borrow money from any lender for any other purpose that as set forth above, to extend or renew any existing indebtedness and to mortgage or pledge any assets;

         4.12 To sell at public or private sale, contract to sell, convey, exchange, transfer and otherwise deal with the assets in accordance with industry practice, and to sell put and covered call options from time to time for such price and upon such terms as the Trustee sees fit; the Company acknowledges that the Trustee may reverse any credits made to the Trust Fund by the Trustee prior to receipt of payment in the event that payment is not received;

         4.13 To employ agents, attorneys-in-fact and proxies and to delegate to any one or more of them any power, discretionary or otherwise, granted to the Trustee at the Trustee's expense without any cost to the Company or the Trust Fund unless such expense is authorized under Section 9.6 hereof, or the Company agrees in writing to bear such expense;

         4.14 Upon giving the Committee 30 days prior written notice, to compromise, contest, prosecute or abandon claims in favor of or against the Trust Fund;

         4.15 To appoint foreign custodians as agent of the Trustee to custody foreign securities holdings of any Separate Account established by the Investment Subcommittee or of any Trustee Investment Account.

         4.16 To lend securities held by the Trustee and to receive and invest collateral provided by the borrower, all pursuant to a written agreement between the Trustee and the Investment Subcommittee;

         4.17 To utilize any tax refund claim procedures with respect to taxes withheld to which the Trust Fund may be entitled under applicable tax laws, treaties and regulations; any exercise of such power by the Trustee shall be on a best efforts basis; and

         4.18 To perform other acts necessary or appropriate for the proper administration of the Trust Fund, execute and deliver necessary instruments and give full receipts and discharges.

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                       ARTICLE FIVE: LIMITATIONS ON POWERS

         For purposes of this Agreement, the powers and responsibilities allocated to the Trustee shall be limited as follows:

         5.1 The powers of the Trustee shall be exercisable for the exclusive purpose of providing benefits to the Participants and Beneficiaries under the Plan and in accordance with the standards of a prudent man under ERISA;

         5.2 Subject to Section 5.1 and Section 5.3, the Trustee shall diversify the investments of that portion of the Trust Fund for which it has investment responsibility so as to minimize the risk of large losses;

         5.3 Subject to Section 5.1, the Trustee shall, with respect to that portion of the Trust Fund for which it has investment responsibility, follow the investment guidelines established by the Investment Subcommittee;

         5.4 Except as otherwise provided in Section 3.7, the Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote other than as directed by the Investment Adviser, any assets of the Trust Fund allocated to a Separate Account in accordance with ARTICLE THREE, except that if the Trustee shall not have received contrary instructions from the Investment Adviser thereof, the Trustee shall invest for short term purposes any cash consisting of U. S. dollars of a Separate Account in its custody in bonds, notes and other evidences of indebtedness having a maturity date not beyond five years from the date of purchase, U.S. Treasury bills, commercial paper, bankers' acceptances and certificates of deposit, and undivided interests or participations therein and (if subject to withdrawal on a daily or weekly basis) participations in common or collective funds composed thereof and regulated investment companies (including those for which the Trustee or any of its affiliates acts as advisor). For currencies other than U. S. dollars, the Trustee shall invest cash of a Separate Account as directed by the Investment Adviser with respect to that Separate Account and such investments may include an interest bearing account of a foreign custodian;

         5.5 (a) The Investment Subcommittee shall have the sole investment responsibility with respect to the retention, sale, purchase or voting of any Company Stock other than Company Stock which has been allocated to a Separate Account over which the Investment Subcommittee has delegated investment responsibility to an Investment Adviser. The Trustee shall have custody of such Company Stock and shall act with respect thereto as directed by an Investment Adviser of a Separate Account holding Company Stock or the Investment Subcommittee with respect to Company Stock in a Company Stock Account. The Trustee shall not make any investment review of, consider the propriety of holding or selling, or vote any such Company Stock. With respect to such Company Stock, the Investment Subcommittee shall have the investment powers granted to the Trustee by ARTICLE FOUR as


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limited by Section 5.1 and Section 5.2 of ARTICLE FIVE, as if all references therein to the Trustee referred to the Investment Subcommittee. No provision of this Section 5.5 shall prevent the Trustee from taking any action with respect to the voting or tender of such Company Stock if the Trustee determines in its sole discretion that such action is necessary in order for the Trustee to fulfill its fiduciary responsibilities under ERISA.

         (b) If the Investment Subcommittee or its designee determines to swap shares of common stock of FMC Corporation with another trust or to enter into non-market trades, it shall direct the Trustee with respect to the terms and conditions of such trades.

         5.6 The Investment Subcommittee shall have sole responsibility for the decision to maintain the custody of foreign investments abroad. Except as otherwise directed by the Investment Subcommittee, custody of foreign investments shall be maintained with foreign custodians selected by the Trustee. The Trustee shall have no responsibility for losses to the Trust Fund resulting from the acts or omissions of any foreign custodian appointed by the Trustee unless due to the foreign custodian's fraud, negligence or willful misconduct. The Trustee shall maintain custody of foreign investments in any jurisdiction where the Trustee has not selected a custodian solely as directed by the Investment Subcommittee. The Trustee shall have no responsibility for the financial condition, acts or omissions of any foreign custodian holding assets of the Trust Fund at the direction of the Investment Subcommittee.

                              ARTICLE SIX: ACCOUNTS

         6.1 The Trustee shall maintain accounts of all investments, receipts and disbursements, including contributions, distributions, purchases, sales and other transactions of the Trust Fund. The accounts, and the books and records relating thereto, shall be open to inspection and audit at all reasonable times by any person or persons designated by the Investment Subcommittee or entitled thereto under ERISA.

         6.2 Within sixty (60) days after the close of each fiscal year of the Trust Fund and of any other period agreed upon by the Trustee and the Investment Subcommittee the Trustee shall render to the Investment Subcommittee a statement of account for the Trust Fund for the period commencing with the close of the last preceding period and a list showing each asset thereof as of the close of the current period and its cost and fair market value. In preparing the Trustee's written account, the Trustee shall be fully protected in relying, without duty of inquiry: (i) upon the determination of the issuing insurance company or other entity with respect to the value of each insurance or investment contract included in such written account, (ii) upon information provided by the general partner or other investment entity with respect to the value of each limited partnership or other investment interest included in such written account, and (iii) with respect to any assets of the Trust Fund managed by an Investment Adviser for which the Trustee deems not to have a readily ascertainable value, upon the fair market value of such assets as determined by the applicable Investment Adviser.



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         6.3 An account of the Trustee may be approved by the Investment
Subcommittee by written notice delivered to the Trustee or by failure to object to the account by written notice delivered to the Trustee within six (6) months of the date upon which the account was delivered to the Investment Subcommittee. The approval of an account shall constitute a full and complete discharge to the Trustee as to all matters set forth in that account as if the account had been settled by a court of competent jurisdiction in an action or proceeding to which the Trustee, the Company and the Investment Subcommittee were parties. In no event shall the Trustee be precluded from having its accounts settled by a judicial proceeding. Nothing in this article shall relieve the Trustee of any responsibility, or liability for any responsibility, under ERISA.

                        ARTICLE SEVEN: TRUSTEE SUCCESSION

         7.1 The Trustee may resign at any time by written notice to the Investment Subcommittee, or the Investment Subcommittee may remove the Trustee by written notice to the Trustee. The resignation or removal shall be effective sixty (60) days after the date of the Trustee's resignation or receipt of the notice of removal or at such earlier date as the Trustee and the Investment Subcommittee may agree.

         7.2 In case of the resignation or removal of the Trustee, the Investment Subcommittee shall appoint a successor trustee by delivery to the Trustee of a written instrument executed by the Investment Subcommittee appointing the successor trustee and a written instrument executed by the successor trustee accepting the appointment, whereupon the Trustee shall deliver the assets of the Trust Fund to the successor trustee but may reserve such reasonable amount as the Trustee may deem necessary to satisfy outstanding invoices for compensation for its services as Trustee and any other undisputed, outstanding and accrued expenses as described in Section 9.5 hereof, against the Trust Fund.

         7.3 The successor trustee, and any successor to the trust business of the Trustee by merger, consolidation or otherwise, shall have all the powers given the originally named Trustee. No successor trustee shall be personally liable for any act or omission of any predecessor. Except as otherwise provided in this Agreement or under ERISA, the receipt of the successor trustee and the approval of the Trustee's final account by the Investment Subcommittee in the manner provided in ARTICLE SIX shall constitute a full and complete discharge to the Trustee.


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                    ARTICLE EIGHT: AMENDMENT AND TERMINATION

         8.1 The Company may at any time or times with the consent of the Trustee amend this Agreement in whole or in part by instrument in writing delivered to the Trustee and effective upon the date therein provided.

         8.2 This Agreement shall terminate by action of the Company. Upon termination, the Trustee shall distribute the Trust Fund in the manner directed by the Investment Subcommittee, in kind to the extent of identified assets and the balance in cash or in kind or partly in each as the Trustee and the Investment Subcommittee shall agree, except that the Trustee shall be entitled to prior receipt of such rulings and determinations from such administrative agencies as it may deem necessary or advisable to assure itself that the distribution directed is in accordance with law and will not subject the Trust Fund or the Trustee to liability, and except, further, that the Trustee may reserve such reasonable amount as the Trustee may deem necessary to satisfy outstanding invoices for compensation for its services as Trustee and any other undisputed, outstanding and accrued expenses as described in Section9.5 hereof, against the Trust Fund.

         8.3 This Agreement shall terminate in its entirety when there is no asset included in the Trust Fund.


                           ARTICLE NINE: MISCELLANEOUS

         9.1 Any action required to be taken by the Company shall be by resolution of its board of directors or by the written direction of one or more of its president, any vice president or treasurer or assistant treasurer, or by such other person or persons as shall be authorized by such officers or by resolution of its board of directors, which resolution shall be filed with the Trustee. The Trustee may take or omit to take any action in accordance with written direction purporting to be signed by such an officer of the Company or other authorized person, or in reliance upon a certified copy of a resolution of the board of directors which the Trustee believes to be genuine. The Trustee shall have no responsibility for any action taken by the Trustee in accordance with any such resolution or direction.

         9.2 The Company shall certify to the Trustee in writing the names of the members of the Committee and Investment Subcommittee acting from time to time, and the Trustee shall not be charged with knowledge of a change in the membership of either such committee until so notified in writing by the Company. Any action required or permitted to be taken by the Committee or the Investment Subcommittee shall be by direction of (i) one or more of the members of the committee authorized to take such action hereunder, (ii) such committee's secretary or (iii) such other designee as shall be designated in writing by the Committee or the Investment Subcommittee to act for such committee. The Trustee may rely upon an instrument of designation received from the Committee or the Investment Subcommittee appointing a designee to act for such committee which it reasonably believes has been signed by a majority of the members (or by the secretary or chairman) of the appropriate committee

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and filed with the Trustee. The Trustee shall have no responsibility for any action taken by it in accordance with any direction it reasonably believes to have been given as provided above. Directions of the Committee or the Investment Subcommittee may be given to the Trustee by telephone, letter, telex, fax, SWIFT, other electronic or electro-mechanical means or by other methods the Trustee deems acceptable.

         9.3 In no event shall the terms of the Plan, either expressly or by implication, be deemed to impose upon the Trustee any power or responsibility other than those set forth in this Agreement. The Trustee may assume until advised to the contrary that the Plan and the Trust Fund are qualified under
Section 401(a) and exempt from taxation under Section 501(a) of the Code, or under corresponding provisions of subsequent federal tax laws. The Trustee shall be accountable for contributions made to the Plan and included among the assets of the Trust Fund but shall have no responsibility to determine whether the contributions comply with the provisions of the Plan or of ERISA.

         9.4 In any judicial proceeding to settle the accounts of the Trustee, the Trustee, the Company and the Investment Subcommittee shall be the only necessary parties; in any other judicial proceeding with respect to the Trustee or the Trust Fund, the Trustee, the Company and each affected Subsidiary shall be the only necessary parties; and no Participant or Beneficiary shall be entitled to any notice of process. A final judgment in any such proceeding shall be binding upon the parties to the proceeding and all Participants and Beneficiaries.

         9.5 The Trustee shall be reimbursed for all reasonable and direct expenses incurred in extraordinary and nonrecurring circumstances in the management and protection of the Trust Fund to the extent such expenses are not included in the compensation the Company pays the trustee for its services and shall receive such reasonable compensation for its services as the Trustee and the Company shall from time to time agree. Those items of expense and compensation shall be paid from the Trust Fund, subject to prior payment or reimbursement by the Company in its discretion.

         9.6 Without limiting the rights of the Trustee as otherwise provided in this Agreement, pursuant to direction by the Committee, the Trustee shall pay from the Trust Fund expenses of the Plan or compensation to parties providing services to the Plan including but not by way of limitation, expenses or compensation related to actuarial, legal, accounting, office space, printing, computer, recordkeeping, investment, performance evaluation or any other material or service provided to the Plan.

         9.7 The Company has allocated fiduciary responsibility among various persons and entities in accordance with the terms of the Plan and this Agreement. Except as provided herein, the Trustee shall have no responsibility for any error or loss that results by reason of the exercise or non-exercise of fiduciary responsibility which is not allocated to the Trustee hereunder and the Company (which has the authority to do so under the laws of the state of its incorporation) agrees to hold harmless and indemnify the Trustee from any liability, loss and expense, including reasonable attorneys fees, which it incurs to the extent the liability, loss or expense is a direct result of such exercise or non-exercise of fiduciary responsibility by the person or entity to which it is allocated; provided, however, the Trustee shall not be so indemnified to the extent such liability, loss or expense is a result of a breach by the Trustee of a duty specifically allocated to it by the terms of this Agreement or the Trustee's negligence in carrying out such a duty or to the extent the Trustee participated knowingly in a breach, or knowingly undertook to conceal an act or omission of another fiduciary, knowing such act or omission was a breach of fiduciary responsibility by such fiduciary. This Section 9.7 shall survive the termination of this Agreement.

         9.8 The Trustee hereby agrees to hold harmless and indemnify the Company from and against any liability, loss or expense, including reasonable attorneys fees which it incurs to the extent the liability, loss or expense was a direct result of a breach by the Trustee of a duty specifically allocated to it by the terms of this Agreement or the Trustee's negligence in carrying out such a duty or to the extent the Trustee participated knowingly in a breach, or knowingly undertook to conceal an act or omission of another fiduciary, knowing such act or omission was a breach of fiduciary responsibility by such fiduciary. This Section 9.8 shall survive the termination of this Agreement.

         9.9 For purposes of the foregoing, the Trustee shall not be deemed to have participated knowingly in a breach, or knowingly undertook to conceal an act or omission of another fiduciary, knowing such act or omission was a breach of fiduciary responsibility by such fiduciary, by merely complying with the authorized directions of an Investment Adviser or by its failure to act in the absence of such authorized direction or by reason of maintaining accounting records or solely as a result of the normal information received by the Trustee or its officers, employees, or agents in the normal course of performing any custodial, reporting, recording and bookkeeping functions with respect to any assets of the Trust Fund managed by an Investment Manager or the Investment Subcommittee. This Section 9.9 shall survive the termination of the Agreement.

         9.10 Notwithstanding any other provision of this Agreement, in no event shall the Trustee or the Company be liable for any incidental or consequential damages of any nature.

         9.11 Neither the Company, the Committee nor the Investment Subcommittee shall direct the Trustee to cause any part of the Trust Fund to be diverted to any purpose other than the exclusive benefit of the Participants and Beneficiaries and for defraying the reasonable expenses of administering the Plan or, except as otherwise permitted under the Plan and under ERISA, to be remitted to the Company or a Subsidiary.

         9.12 Any person dealing with the Trustee shall not see to the application of any money paid or property delivered to the Trustee or inquire into the provisions of this Agreement or of the Plan or the Trustee's authority thereunder or compliance therewith, and may rely upon the statement of the Trustee that the Trustee is acting in accordance with this Agreement.

         9.13 Except as otherwise directed by the Committee, which direction shall be in compliance with all applicable provisions of the 1984 Retirement Equity Act, the relevant Plan and Section 401(a)(13) of the Code, any interest of a Participant or Beneficiary in the Trust Fund or the Plan or in any distribution therefrom shall not be subject to the claim of any creditor, any spouse for alimony or support, or others, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered.

         9.14 The Trustee shall not be responsible for any delay in performance, or non-performance, of any obligation hereunder to the extent that the same is due to forces beyond its reasonable control, including but not limited to delays, errors or interruptions caused by the Company, the Committee, the Investment Subcommittee or third parties, any industrial, juridical, governmental, civil or military action, acts of terrorism, insurrection or revolution, nuclear fusion, fission or radiation, failure or fluctuation in electrical power, heat, light, air conditioning or telecommunications equipment, or acts of God.

         9.15 In case any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, but shall be fully severable, and the Agreement shall not be construed and enforced as if said illegal or invalid provisions had never been inserted herein. This Agreement supersedes and replaces any prior agreements with respect to the subject matter hereof.

         9.16 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument.

                           ARTICLE TEN: GOVERNING LAW

         The provisions of ERISA and the internal laws of Illinois shall govern the validity, interpretation and enforcement of this Agreement, and in case of conflict, the provisions of ERISA shall prevail.

         IN WITNESS WHEREOF, the Company and the Trustee have executed this Agreement by their respective duly authorized officers effective as of the day and year first above written.

                               FMC TECHNOLOGIES, INC.

ATTEST:                        By:  /s/ William H. Schumann III
                                    -----------------------------------------

/s/ Lori A. Lenard             Its: Senior Vice President and Chief Financial
-------------------------           -----------------------------------------
Assistant General Counsel           Officer
                                    -------

         The undersigned, Jeffrey W. Carr, does hereby certify that he/she is the duly elected, qualified and acting Secretary of FMC Technologies, Inc. (the "Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this Trust Agreement on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Agreement.

/s/ Jeffrey W. Carr
-------------------------
       Secretary

 FMC Technologies, Inc.

                               THE NORTHERN TRUST COMPANY

ATTEST:                        By:  /s/ M. Curtis Pence
                                    -----------------------------------------

_________________________      Its: Vice President
                                    -----------------------------------------





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